Exhibit 10.3

Guaranty and Security Agreement

dated as of June 30, 2015

among

VICTORY ELECTRONIC CIGARETTES, INC.

and

VCIG LLC,

as Guarantors,

and

EXWORKS CAPITAL FUND I, L.P.,

as Lender

Guaranty and Security Agreement

This Guaranty and Security Agreement, dated as of June 30, 2015 (this “Agreement”), is made by Victory Electronic Cigarettes, Inc., a Nevada Corporation, and VCIG LLC, a Delaware limited liability company (the “Guarantors” or individually, a “Guarantor”), in favor of ExWorks Capital Fund I, L.P., a Delaware limited partnership (“Lender”).

Background

A.           Lender extends credit to Electronic Cigarettes International Group, Ltd., a Nevada corporation (“Parent”), FIN Branding Group, LLC, an Illinois limited liability company (“FIN”), and Hardwire Interactive Acquisition Company, a Delaware corporation (collectively, the “Borrowers”) pursuant to that certain Loan and Security Agreement, dated as of June 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.           Guarantors are affiliates of the Borrowers and will derive substantial direct and indirect benefit from extensions of credit under the Credit Agreement.

C.           Guarantors’ execution and delivery of this Agreement to Lender for the ratable benefit of the Lender is a condition precedent to Lender agreeing to the terms of the Credit Agreement dated on or about the date of this Agreement.

NOW THEREFORE, in consideration of the premises and to induce Lender to enter into the Credit Agreement and to induce Lender to extend credit thereunder, each Guarantor hereby agrees as follows:

Terms and Conditions

Section 1 Definitions.

1.1           Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Equipment, Goods, Health-Care Insurance Receivables, Instruments, Inventory, Letter-of-Credit Rights, Securities, Software and Supporting Obligations.

1.2           When used herein the following terms have the indicated meanings:

“Agreement” has the meaning set forth in the preamble hereto.

“Borrower Obligations” means all of “Obligations” as defined in the Credit Agreement.

“Collateral” means any and all of the following rights and assets of each Guarantor: all Accounts (including supporting obligations for Accounts and health-care insurance receivables), Inventory, documents related to in-transit Inventory, deposit accounts, letter of credit rights (whether or not the letter of credit is evidenced by a writing), whether now owned or hereafter acquired, wherever located; and all of each Guarantor’s books and records relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

“Credit Agreement” has the meaning set forth in the recitals to this Agreement.

“Fixtures” means all of the following, whether now owned or hereafter acquired by a Guarantor: plant fixtures; business fixtures; other fixtures and storage facilities, wherever located; and all additions and accessories thereto and replacements therefor.

“General Intangibles” means all “general intangibles” as defined in the UCC, and includes without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, any trade secret rights, including any rights to unpatented inventions, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income and other tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Guarantors” has the meaning set forth in the preamble to this Agreement.

“Guarantor Obligations” means all of each Guarantor’s obligations under this Agreement.

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, patents, trademarks, and all licenses and rights to use any of the foregoing and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all Proceeds and damages therefrom.

“Investment Property” means the collective reference to (a) all “investment property” as that term is defined in Section 9-102 of the UCC, (b) all “financial assets” as that term is defined in Section 8-102(a)(9) of the UCC, and (c) whether or not constituting “investment property” as so defined.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” means all “proceeds” as that term is defined in Section 9-102 of the UCC and, in any event, will include all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Secured Obligations” means all of the Borrower’s Obligations and all of the Guarantor Obligations.

“UCC” is the Uniform Commercial Code, as the same may, from time-to-time, be enacted and in effect in the State of Illinois. However, to the extent that the UCC is used to define any term in this Agreement or in any Loan Document and that term is defined differently in different Articles or Divisions of the UCC, the definition of the term contained in Article or Division 9 will govern. Also, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Lender’s Lien on any Collateral is governed by the Uniform Commercial UCC in effect in a jurisdiction other than the State of Illinois, the term “UCC” will mean the Uniform Commercial UCC as enacted and in effect in that other jurisdiction solely for purposes of the provisions relating to attachment, perfection, priority, or remedies and for purposes of definitions relating to those provisions.

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Section 2 Guaranty.

2.1          Guaranty.

(a)          Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, as a primary obligor and not only a surety, guarantees to Lender and its successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower and the other Guarantor when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

(b)          Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder will in no event exceed the amount which can be guaranteed by the Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)          Each Guarantor agrees that the Secured Obligations may at any time and from time to time exceed the maximum permitted amount of the liability of the Guarantor hereunder in accordance with the preceding clause (c) without impairing the guaranty contained in this Section 2 or affecting the rights and remedies of Lender hereunder.

(d)          The guaranty contained in this Section 2 will remain in full force and effect until all of the Secured Obligations are indefeasibly paid in full.

(e)          No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations will be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which will, notwithstanding any payment (other than any payment made by the Guarantor in respect of the Secured Obligations or any payment received or collected from the Guarantor in respect of the Secured Obligations), remain liable for the Secured Obligations up to the maximum liability of the Guarantor hereunder until the Secured Obligations are indefeasibly paid in full.

2.2          Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor has paid more than its proportionate share of any payment made hereunder, the Guarantor will be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of the payment. Each Guarantor’s right of contribution will be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 will in no respect limit the obligations and liabilities of any Guarantor to Lender, and each Guarantor will remain liable to Lender for the full amount guaranteed by the Guarantor hereunder.

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2.3           No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by Lender, no Guarantor will be entitled to be subrogated to any of the rights of Lender against the Borrower or any other Guarantor or any collateral security or guaranty or right of offset held by Lender for the payment of the Secured Obligations, nor will any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by the Guarantor hereunder, until all of the Secured Obligations are indefeasibly paid in full; provided that any right of contribution or reimbursement against the Borrower or any other Guarantor (including any right under Section 2.2) will be irrevocably and automatically waived in the event the Pledged Equity or other equity securities of the Borrower or other Guarantor are sold or otherwise transferred or disposed of in connection with the exercise of rights and remedies by Lender (including in connection with a consensual sale, transfer or other disposition in lieu of foreclosure). If any amount paid to any Guarantor on account of any subrogation rights at any time when all of the Secured Obligations have not been indefeasibly paid in full, the amount will be held by the Guarantor in trust for Lender, segregated from other funds of the Guarantor, and will, forthwith upon receipt by the Guarantor, be turned over to Lender in the exact form received by the Guarantor (duly indorsed by the Guarantor to Lender, if required), to be applied against the Secured Obligations, in accordance with the provisions of the Credit Agreement.

2.4           Amendments, etc. with respect to the Secured Obligations. Each Guarantor will remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Secured Obligations made by Lender may be rescinded by Lender and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Lender may deem advisable from time to time, and any collateral security, guaranty or right of offset at any time held by Lender for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Lender will not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for the guaranty contained in this Section 2 or any property subject thereto.

2.5           Guaranty Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by Lender upon the guaranty contained in this Section 2 or acceptance of the guaranty contained in this Section 2; the Secured Obligations, and any of them, will conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guaranty contained in this Section 2, and all dealings between the Borrower and any of the Guarantors will be conclusively presumed to have been had or consummated in reliance upon the guaranty contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Secured Obligations. Each Guarantor understands and agrees that the guaranty contained in this Section 2 will be construed as a continuing, absolute and unconditional guaranty of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Secured Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time is available to or is asserted by the Borrower or any other Person against Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Secured Obligations, or of the Guarantor under the guaranty contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, Lender may, but will be under no obligation to, make a similar demand on or otherwise pursue any rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guaranty for the Secured Obligations or any right of offset with respect thereto, and any failure by Lender to make any demand, to pursue any other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any collateral security or guaranty or to exercise any right of offset, or any release of the Borrower, any other Guarantor or any other Person or any collateral security, guaranty or right of offset, will not relieve any Guarantor of any obligation or liability hereunder, and will not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Lender against any Guarantor. For the purposes hereof “demand” includes the commencement and continuance of any legal proceedings.

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Lender may, from time to time, at its sole discretion and without notice to any Guarantor (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Secured Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors with respect to any of the Secured Obligations, (c) extend or renew any of the Secured Obligations for one or more periods (whether or not longer than the original period), alter or exchange any of the Secured Obligations, or release or compromise any obligation of any Guarantor or any obligation of any nature of any other obligor with respect to any of the Secured Obligations, (d) release any guaranty or right of offset or its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Secured Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any property, and (e) resort to any Guarantor for payment of any of the Secured Obligations when due, whether or not Lender has resorted to any property securing any of the Secured Obligations or any obligation hereunder or has proceeded against any other Guarantor or any other obligor primarily or secondarily obligated with respect to any of the Secured Obligations.

2.6           Reinstatement. The guaranty contained in this Section 2 will continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though the payments had not been made.

2.7           Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to Lender without set-off, recoupment or counterclaim in Dollars.

Section 3 Grant of Security Interest.

Each Guarantor hereby assigns and transfers to Lender, and hereby grants to Lender a lien on, a security interest in, and a right of set off against any and all of its Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

Section 4 Representations and Warranties.

To induce Lender to enter into the Credit Agreement and to induce Lender to make extensions of credit to the Borrower thereunder, each Guarantor jointly and severally hereby represents and warrants to Lender that:

4.1           Title; No Other Liens. Guarantor owns or has a valid leasehold interest in each item of the Collateral free and clear of any and all Liens or claims of others other than Liens in favor of parties to the Intercreditor Agreement. No financing statement or other public notice with respect to all or any part of the Collateral or Excluded Property is on file or of record in any public office, except those that have been filed in favor of Lender and filings evidencing Permitted Liens and filings for which termination statements have been delivered to Lender.

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4.2           Guarantor Information. On the date hereof, Schedule 1 sets forth (a) each Guarantor’s jurisdiction of organization, (b) the location of each Guarantor’s chief executive office, (c) each Guarantor’s exact legal name as it appears on its organizational documents, (d) each Guarantor’s federal employer identification number, and (e) each Guarantor’s organizational identification number.

Section 5 Covenants.

Each Guarantor covenants and agrees with Lender that, from and after the date of this Agreement until the Secured Obligations are indefeasibly paid in full:

5.1          Maintenance of Perfected Security Interest; Further Documentation.

(a)          Guarantor will maintain the security interest created by this Agreement as a perfected security interest and will defend the security interest against the claims and demands of all Persons whomsoever.

(b)          Guarantor will furnish to Lender from time to time statements and schedules further identifying and describing the assets and property of Guarantor and other reports in connection therewith as Lender may reasonably request, all in reasonable detail.

(c)          At any time and from time to time, upon the written request of Lender, and at the sole expense of Guarantor, Guarantor will promptly and duly execute and deliver, and have recorded, further instruments and documents and take all further actions reasonably requested by Lender for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) filing any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts and Letter of Credit Rights and any other relevant Collateral, taking any actions necessary to enable Lender to obtain “control” (within the meaning of the applicable UCC) with respect thereto, in each case pursuant to documents in form and substance reasonably satisfactory to Lender.

(d)          Guarantor authorizes Lender to, at any time and from time to time, file financing statements, continuation statements, and amendments thereto that describe the Collateral (including describing the Collateral as “all assets” of Guarantor, or words of similar effect), and which contain any other information required pursuant to the UCC for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, and Guarantor agrees to furnish that information to Lender promptly upon request. Any financing statement, continuation statement, or amendment may be signed (to the extent signature of Guarantor is required under applicable law) by Lender on behalf of Guarantor and may be filed at any time in any jurisdiction.

5.2          Changes in Locations, Name, etc. Guarantor will not, except upon fifteen (15) days’ (or a lesser period of time agreed upon by Lender) prior written notice to Lender and delivery to Lender:

(a)          change the location of its chief executive office from that specified on Schedule 3 or in any subsequent notice delivered pursuant to this Section 5.3; or

(b)          change its name, identity or corporate or limited liability company structure.

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Guarantor will also not change its jurisdiction of organization without the prior written consent of Lender.

5.3          Notices. Guarantor will advise Lender promptly, in reasonable detail, of:

(a)          any Lien (other than Permitted Liens) on any of the Collateral which could adversely affect the ability of Lender to exercise any of its remedies hereunder; and

(b)          the occurrence of any other event which could reasonably be expected to have a Material Adverse Change on the aggregate value of the Collateral or on the Liens created hereby.

5.4          Power of Attorney. Guarantor hereby irrevocably constitutes and appoints Lender with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Guarantor or in its own name, to take, after the occurrence and during the continuance of an Event of Default, any and all actions, and to execute any and all documents and instruments which Lender at any time deems appropriate or necessary, to accomplish the purposes of this Agreement including to do, at Lender’s option and Guarantor’s expense, at any time, all acts and things which Lender deems necessary to protect and preserve the Collateral and the security interest therein. This power of attorney is a power coupled with an interest and will be irrevocable. Lender will be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Lender in this Agreement, and will not be liable for any failure to do so or any delay in doing so. This power of attorney is conferred on Lender solely to protect, preserve, maintain and realize upon its security interest in the Collateral. Lender will not be responsible for any decline in the value of the Collateral and will not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any lien given to secure the Collateral.

Section 6 Remedial Provisions.

6.1           Proceeds to be Turned Over to Lender. If an Event of Default occurs and is continuing, all Proceeds received by any Guarantor consisting of cash, checks and other cash equivalent items must be held by the Guarantor in trust for Lender, segregated from other funds of the Guarantor, and must, upon the written request of Lender, forthwith upon receipt by the Guarantor, be promptly turned over to Lender in the exact form received by the Guarantor (duly indorsed by the Guarantor to Lender, if required).

6.2           Code and Other Remedies. If an Event of Default occurs and is continuing, Lender, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon either Guarantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in those circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Lender or elsewhere upon terms and conditions as it may deem advisable and at prices as it may deem best, for cash or on credit or for future delivery with assumption of any credit risk. Lender may disclaim any warranties that might arise in connection with any lease, assignment, grant of option or other disposition of Collateral and have no obligation to provide any warranties at that time. Lender will have the right upon any public sale or sales, and, to the extent permitted by law, upon any private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in either Guarantor, which right or equity is hereby waived and released. Such sales may be adjourned and continued from time to time with or without notice. Lender will have the right to conduct sales on either Guarantor’s premises or elsewhere and will have the right to use either Guarantor’s premises without charge for time or times Lender deems necessary or advisable. Each Guarantor further agrees, at Lender’s request, to assemble the Collateral and make it available to Lender at places which Lender reasonably selects, whether at Guarantor’s premises or elsewhere. Lender will apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including reasonable attorneys’ fees and disbursements, to the payment of the Secured Obligations, and only after the application and after the payment by Lender of any other amount required by any provision of law, need Lender account for the surplus, if any, to either Guarantor. To the extent permitted by applicable law, each Guarantor waives all claims, damages and demands it may acquire against Lender arising out of the exercise by them of any rights hereunder. Agent will provide Guarantors at least ten (10) days’ notice before any proposed sale or other disposition of Collateral unless the Collateral is perishable or threatens to decline speedily in value or is of the type customarily sold in a recognized market.

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6.3           Acts Not Affecting Obligations. None of the following will affect the liabilities of Guarantors under this Agreement, or the Secured Obligations, or the rights of Lender with respect to the Collateral: (a) acceptance or retention by Lender of other security for the Secured Obligations, or for the liability of any person with respect to the Secured Obligations; (b) the release of all or any of the Collateral or other security for any of the Secured Obligations; (c) any release, extension, renewal, modification or compromise of any of the Secured Obligations or the liability of any obligor thereon; (d) failure by Lender to resort to other security or any person liable for any of the Secured Obligations before resorting to the Collateral; (e) any increase in the amount of the Secured Obligations secured hereunder for any reason whatsoever; and (f) any exercise, or failure to exercise, any remedy described in Section 6.2 or taking or failing to take any action with respect thereto. Under no circumstances will Lender have the duty to marshal Guarantors’ assets.

6.4           Waiver; Deficiency. Each Guarantor waives, to the extent permitted by applicable law, and agrees not to assert any rights or privileges which it may acquire under Section 9-626 of the UCC. Each Guarantor will remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient for the Secured Obligations to be indefeasibly paid in full and the fees and disbursements of any attorneys employed by Lender to collect the deficiency.

Section 7 Lender.

7.1           Duty of Lender. Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession will be to deal with it in the same manner as Lender deals with similar property for its own account. Neither Lender nor any of their respective officers, directors, employees or agents will be liable for any failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or will be under any obligation to sell or otherwise dispose of any Collateral upon the request of a Guarantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on Lender hereunder are solely to protect Lender’s interests in the Collateral and will not impose any duty upon Lender to exercise any powers. Lender will be accountable only for amounts that they actually receive as a result of the exercise of powers, and neither they nor any of their officers, directors, employees or agents will be responsible to Guarantors for any act or failure to act hereunder.

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7.2           Financing Statements. Pursuant to Section 9-402 of the UCC and any other applicable law, each Guarantor authorizes Lender to file or record financing statements, continuation statements, amendments thereto and other filing or recording documents or instruments with respect to the Collateral in form and in offices as Lender determines appropriate to perfect the security interests of Lender under this Agreement (which financing statements may describe the Collateral as “all assets” of each Guarantor, or words of similar effect and which may contain any other information required pursuant to the UCC for the sufficiency of filing office acceptance. A photographic or other reproduction of this Agreement will be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction. Any financing statement, continuation statement, or amendment may be signed (to the extent signature of a Guarantor is required under applicable law) by Lender on behalf of a Guarantor. Each Guarantor also hereby ratifies its authorization for Lender to have filed any initial financing statement or amendment thereto under the UCC (or other similar laws) in effect in any jurisdiction filed by Lender prior to the date hereof.

Section 8 Miscellaneous.

8.1           Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in writing signed by all parties.

8.2           Notices. All notices, requests and demands to or upon Lender or Guarantors hereunder will be effected in the manner provided for in the Credit Agreement; provided that each notice, request or demand to or upon any Guarantor may be made to Borrower as agent for both Guarantors.

8.3           Indemnification by Guarantors. Each Guarantor hereby agrees, on a joint and several basis, to indemnify, exonerate and hold Lender and each of the officers, directors, employees, Affiliates and agents of Lender (each a “Lender Party”) free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses (including the fees, charges and disbursements of any counsel for any Lender Party) (collectively, the “Indemnified Liabilities”), incurred by any Lender Party or asserted against any Lender Party by any Person (including Borrower) as a result of, or arising out of, or relating to (a) any tender offer, merger, purchase of equity interests, purchase of assets or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any of the Loans, (b) the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any Hazardous Material at any property owned or leased by any Guarantor, (c) any violation of any Environmental Laws with respect to conditions at any property owned or leased by any Guarantor or the operations conducted thereon, (d) the investigation, cleanup or remediation of offsite locations at which any Guarantor or its respective predecessors are alleged to have directly or indirectly disposed of Hazardous Material or (e) the execution, delivery, performance or enforcement of this Agreement or any other Loan Document by any Lender Party; provided that the Indemnified Liabilities will not, as to any Lender Party, be available to the extent that the losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the Lender Party or (B) result from a claim brought by any Guarantor against any Lender Party for breach in bad faith of a Lender Party’s obligations hereunder or under any other Loan Document, if Guarantor has obtained a final and nonappealable judgment in its favor on the claim as determined by a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Guarantor hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. All obligations provided for in this Section 8.3 will survive repayment of the Loans, cancellation of the Note, any foreclosure under, or any modification, release or discharge of, any or all of the Loan Documents and termination of this Agreement.

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8.4          Enforcement Expenses.

(a)          Each Guarantor agrees, on a joint and several basis, to pay or reimburse on demand of Lender for all costs and expenses (including the fees, charges and disbursements of any counsel for Lender) incurred in collecting against either Guarantor under the guaranty contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents.

(b)          Each Guarantor agrees to pay, and to save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)          Lender will not have any liability with respect to, and each Guarantor hereby waives, releases and agrees not to sue for, any special, indirect, punitive or consequential damages or liabilities.

(d)          The agreements in this Section 8.4 will survive the Secured Obligations being indefeasibly paid in full, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

8.5          Captions. Captions used in this Agreement are for convenience only and will not affect the construction of this Agreement.

8.6          Nature of Remedies. All Secured Obligations of each Guarantor and rights of Lender expressed herein or in any other Loan Document will be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of Lender, any right, remedy, power or privilege hereunder, will operate as a waiver thereof; nor will any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

8.7          Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each counterpart will be deemed to be an original, but all counterparts will together constitute but one and the same Agreement. Receipt by facsimile, emailed .pdf file or other similar form of electronic transmission of any executed signature page to this Agreement or any other Loan Document will constitute effective delivery of the signature page and will be equally as effective as a manually executed original counterpart.

8.8          Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder will not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

8.9          Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of the parties, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by any Guarantor of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of Lender.

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8.10         Successors; Assigns. This Agreement will be binding upon Guarantors, Lender and their respective successors and assigns, and will inure to the benefit of Guarantors, Lender and the successors and assigns of Lender. No other Person will be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Guarantor may assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of Lender.

8.11         Governing Law. THIS AGREEMENT WILL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

8.12         Forum Selection; Consent to Jurisdiction. Guarantors irrevocably and unconditionally agree they will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Illinois, and of the United States District Court of the Northern District of Illinois, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of those courts and agrees that all claims in respect of any action, litigation or proceeding may be heard and determined in the Illinois State court or, to the fullest extent permitted by applicable law, in the federal court. Each of the parties hereto agrees that a final judgment in any action, litigation or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document will affect any right that Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or their properties in the courts of any jurisdiction. Guarantors irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of the action or proceeding in the indicated court.

8.13         Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

8.14         Set-off. Each Guarantor agrees that Lender has all rights of set-off provided by applicable law, and in addition thereto, each Guarantor agrees that at any time any Event of Default exists, Lender may apply to the payment of any Secured Obligations, whether or not then due, any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter with Lender. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

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8.15        Acknowledgements. Each Guarantor hereby acknowledges that:

(a)          it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

(b)          Lender has no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)          no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among Lender or among the Guarantors and Lender.

8.16        Releases. At the time the Secured Obligations have been indefeasibly paid in full, the Collateral will be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive the termination) of Lender and each Guarantor hereunder will terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral will revert to the Guarantors. At the request and sole expense of any Guarantor following any termination, Lender will deliver to the Guarantors any Collateral held by Lender hereunder, and execute and deliver to the Guarantors any documents reasonably requested to evidence the termination.

8.17        Obligations and Liens Absolute and Unconditional. Each Guarantor understands and agrees that the obligations of each Guarantor under this Agreement will be construed as a continuing, absolute and unconditional without regard to (a) the validity or enforceability of any Loan Document, any of the Secured Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Guarantor or any other Person against Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Guarantor for the Secured Obligations, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, Lender may, but will be under no obligation to, make a similar demand on or otherwise pursue those rights and remedies as it may have against any other Guarantor or any other Person or against any collateral security or guaranty for the Secured Obligations or any right of offset with respect thereto, and any failure by Lender to make any demand, to pursue any other rights or remedies or to collect any payments from any other Guarantor or any other Person or to realize upon any collateral security or guaranty or to exercise any right of offset, or any release of any other Guarantor or any other Person or any collateral security, guaranty or right of offset, will not relieve any Guarantor of any obligation or liability hereunder, and will not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Lender against any Guarantor. For the purposes hereof “demand” will include the commencement and continuance of any legal proceedings.

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8.18         Reinstatement. This Agreement will remain in full force and effect and continue to be effective should any petition be filed by or against Guarantor or any Issuer for liquidation or reorganization, should Guarantor or any Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Guarantor’s or any Issuer’s assets, and will continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though the payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations will be reinstated and deemed reduced only by the amount paid and not so rescinded, reduced, restored or returned.

8.19         Joint and Several. The obligations, covenants and agreements of Guarantors hereunder will be the joint and several obligations, covenants and agreements of each Guarantor, whether or not specifically stated herein.

[Signature Page Follows]

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[Signature Page to Guaranty and Security Agreement dated as of June 30, 2015]

The undersigned have caused this Guaranty and Security Agreement to be duly executed and delivered as of the date first above written.

GUARANTORS:

VICTORY ELECTRONIC CIGARETTES, INC.,
a Nevada corporation

By:	/s/ Philip Anderson

Name:	Philip Anderson

Title:	Director

VCIG LLC,
a Delaware limited liability company

By:	/s/ Philip Anderson

Name:	Philip Anderson

Title:	Manager

LENDER:

EXWORKS CAPITAL FUND I, L.P.,
a Delaware limited partnership

By:	/s/ Andrew Hall

Name:	Andrew Hall

Title:	CCO

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SCHEDULE 1

GUARANTOR INFORMATION

GUARANTOR (exact legal name)	STATE OF ORGANIZATION	ORGANIZATIONAL IDENTIFICATION NUMBER	FEDERAL EMPLOYER IDENTIFICATION NUMBER	CHIEF EXECUTIVE OFFICE
Victory Electronic Cigarettes, Inc.	Nevada	E0117932013-0
VCIG LLC	Delaware	5477751

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